UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                                                                                                                June 25, 2015

CAVENDISH FUTURES FUND LLC
 (Exact name of registrant as specified in its charter)

Delaware	000-25213	90-0887130
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o UBS Alternatives LLC
1285 Avenue of the Americas, 20th Floor
New York, NY 10019
(Address and Zip Code of principal executive offices)

Registrant’s telephone number, including area code:                                                                                                                                     (212) 713-3234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Registrant has no officers, directors or employees and its affairs are managed by its trading manager, Sydling Futures Management LLC (“Sydling”).  Effective June 25, 2015, Mr. Michael Perry resigned as Senior Vice President and a Director of Sydling.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAVENDISH FUTURES FUND LLC

By: Sydling Futures Management LLC

By	/s/ Jerry Pascucci
Jerry Pascucci
President and Director

Date:  June 25, 2015